                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM  8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   APRIL 12, 1995


                       PARAMETRIC TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                      0-18059              04-2866152
(State or other jurisdiction           (Commission           (IRS Employer
   of Incorporation)                   File number)          Identification No.)

      128 TECHNOLOGY DRIVE
      WALTHAM, MASSACHUSETTS                                  02154
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (617) 398-5000


                          NO CHANGE SINCE LAST REPORT
         (Former name or former address, if changed since last report)





                Total number of sequentially numbered pages: 25


                        Exhibit Index appears on page 9

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------


(a)  Financial statements of business acquired
     -----------------------------------------

         See Exhibits 99.1 and 99.2, filed herewith.


(b)  Pro forma combined financial information
     ----------------------------------------

         The following unaudited pro forma combined financial statements give effect to the acquisition of substantially all of the assets and specified liabilities of the Conceptual Design and Rendering System ("CDRS") software business operated by the Design Software Division of Evans & Sutherland Computer Corporation and are based on the historical consolidated financial statements of Parametric Technology Corporation ("the Company") and the historical financial statements of CDRS. The unaudited pro forma combined balance sheet was prepared as if the acquisition had occurred on April 1, 1995, combining the Company's financial information as of April 1, 1995 and CDRS financial information as of March 31, 1995. The unaudited pro forma combined statements of income for the year ended September 30, 1994 and the six months ended April 1, 1995 were prepared as if the acquisition had occurred on October 1, 1993. To prepare the unaudited pro forma combined statement of income, the Company's statement of income for the fiscal year ended September 30, 1994 has been presented with the statement of operations of CDRS for the fiscal year ended December 30, 1994. To prepare the unaudited pro forma combined statement of income, the Company's statement of income for the six months ended April 1, 1995 has been presented with the statement of operations of CDRS for the six months ended March 31, 1995. This method of combined reporting is utilized solely for presentation of unaudited pro forma combined financial statements. Actual statements of income and operations of the Company and CDRS will be combined from the effective date of the acquisition, with no retroactive restatement.

         The unaudited pro forma combined financial statements are not intended to reflect the results of operations or the financial position which would have actually resulted had the acquisition been effected on the dates indicated above. Moreover, the unaudited pro forma combined financial statements are not intended to be indicative of the results of operations or the financial position which may be attained in the future.

         The unaudited pro forma combined financial statements are based upon assumptions deemed appropriate by the management of the Company and should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended September 30, 1994 and Quarterly Report on Form 10-Q for the quarter ended April 1, 1995, incorporated herein by reference, and the financial statements of CDRS contained elsewhere in this Form 8-K/A.

                       PARAMETRIC TECHNOLOGY CORPORATION
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            (AMOUNTS IN THOUSANDS)

                                                         Parametric            CDRS     Pro Forma      Pro Forma
                  ASSETS                              April 1, 1995  March 31, 1995   Adjustments       Combined
                                                      -------------  --------------   -----------      ---------
Current assets:
  Cash and cash equivalents                               $ 118,252                    $ (34,100) A    $  84,152
  Short-term investments                                    160,322                                      160,322
  Accounts receivable                                        62,235        $  1,015                       63,250
  Allowance for doubtful accounts                            (2,175)                                      (2,175)
  Other current assets                                        9,528             222          500  B       10,250
                                                          ---------        --------    ---------       ---------

    Total current assets                                    348,162           1,237      (33,600)        315,799

Property and equipment, net                                  13,515           1,247         (847) C       13,915
Capitalized computer software costs, net                      1,424                        3,400  D        4,824
Other assets                                                  2,921                       18,570  E       21,491
                                                          ---------        --------    ---------       ---------

    Total assets                                          $ 366,022        $  2,484    $ (12,477)      $ 356,029
                                                          =========        ========    =========       =========

   LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses                   $  12,957        $    359    $     500  F    $  13,816
  Accrued compensation                                       14,461             181                       14,642
  Deferred revenue                                           33,366             792                       34,158
  Income taxes                                                1,774                                        1,774
                                                          ---------        --------    ---------       ---------

    Total current liabilities                                62,558           1,332          500          64,390

Deferred income taxes                                           676              69                          745

Stockholders' equity:
  Preferred stock, $.01 par value; 5,000 shares
    authorized; none issued                                      --                                           --
  Common stock, $.01 par value; 75,000 shares
    authorized; 57,793 issued                                   578                                          578
  Additional paid-in capital                                113,869                                      113,869
  Parent's equity                                                             1,083       (1,083) G            0
  Cumulative translation adjustments                          2,943                                        2,943
  Valuation allowance for investments                            85                                           85
  Retained earnings                                         185,313                      (11,894) H      173,419
                                                          ---------        --------    ---------       ---------

    Total stockholders' equity                              302,788           1,083      (12,977)        290,894
                                                          ---------        --------    ---------       ---------

    Total liabilities and stockholders' equity            $ 366,022        $  2,484    $ (12,477)      $ 356,029
                                                          =========        ========    =========       =========

    The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

                       PARAMETRIC TECHNOLOGY CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                  Parametric                 CDRS
                                                  Year Ended           Year Ended      Pro Forma       Pro Forma
                                          September 30, 1994    December 30, 1994    Adjustments        Combined
                                          ------------------    -----------------    -----------       ---------

Revenue:
   License                                         $ 191,045              $ 5,762                      $ 196,807
   Service                                            53,211                1,831                         55,042
                                                   ---------              -------                      ---------

      Total revenue                                  244,256                7,593                        251,849
                                                   ---------              -------                      ---------

Cost of revenue:
   License                                               878                   82       $  1,133  I        2,093
   Service                                            17,997                  616                         18,613
                                                   ---------              -------       --------       ---------

      Total cost of revenue                           18,875                  698          1,133          20,706
                                                   ---------              -------       --------       ---------

Gross profit                                         225,381                6,895         (1,133)        231,143
                                                   ---------              -------       --------       ---------

Operating expenses:
   Sales and marketing                                95,810                3,988            343  J      100,141
   Research and development                           15,422                1,865            140  J       17,427
   General and administrative                         11,974                  923          1,155  J       14,052
                                                   ---------              -------       --------       ---------

      Total operating expenses                       123,206                6,776          1,638         131,620
                                                   ---------              -------       --------       ---------

Operating income (loss)                              102,175                  119         (2,771)         99,523

Other income, net                                      4,718                   --           (997) K        3,721
                                                   ---------              -------       --------       ---------

Income (loss) before income taxes                    106,893                  119         (3,768)        103,244

Provision (benefit) for income taxes                  39,978                  580         (1,944) L       38,614
                                                   ---------              -------       --------       ---------

Net income (loss)                                  $  66,915              $  (461)      $ (1,824)      $  64,630
                                                   =========              =======       ========       =========


Net income per share                                  $ 1.14                                              $ 1.10
                                                      ======                                              ======

Weighted average number of common and
   dilutive common equivalent shares
   outstanding                                        58,564                                              58,564
                                                      ======                                              ======

   The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

                       PARAMETRIC TECHNOLOGY CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     Parametric                CDRS
                                               Six Months Ended    Six Months Ended        Pro Forma        Pro Forma
                                                  April 1, 1995      March 31, 1995      Adjustments         Combined
                                                  -------------      --------------      -----------        ---------

Revenue:
   License                                            $ 114,879            $  1,626                         $ 116,505
   Service                                               40,662                 761                            41,423
                                                      ---------            --------                         ---------

      Total revenue                                     155,541               2,387                           157,928
                                                      ---------            --------                         ---------

Cost of revenue:
   License                                                  657                  16          $    567  I        1,240
   Service                                               13,038                 336                            13,374
                                                      ---------            --------                         ---------

      Total cost of revenue                              13,695                 352               567          14,614
                                                      ---------            --------          --------       ---------

Gross profit                                            141,846               2,035              (567)        143,314
                                                      ---------            --------          --------       ---------

Operating expenses:
   Sales and marketing                                   62,478               2,276               171  J       64,925
   Research and development                               8,783               1,204                70  J       10,057
   General and administrative                             7,785                 588               577  J        8,950
                                                      ---------            --------          --------       ---------

      Total operating expenses                           79,046               4,068               818          83,932
                                                      ---------            --------          --------       ---------

Operating income (loss)                                  62,800              (2,033)           (1,385)         59,382

Other income, net                                         3,714                  --              (699) K        3,015
                                                      ---------            --------          --------       ---------

Income (loss) before income taxes                        66,514              (2,033)           (2,084)         62,397

Provision (benefit) for income taxes                     24,876                (600)             (940) L       23,336
                                                      ---------            --------          --------       ---------

Net income (loss)                                     $  41,638            $ (1,433)         $ (1,144)      $  39,061
                                                      =========            ========          ========       =========


Net income per share                                     $ 0.70                                                $ 0.65
                                                         ======                                                ======

Weighted average number of common and
   dilutive common equivalent shares
   outstanding                                           59,678                                                59,678
                                                         ======                                                ======

    The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

                       PARAMETRIC TECHNOLOGY CORPORATION
          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The unaudited pro forma combined balance sheet has been prepared as if the acquisition, which is being accounted for as a purchase, was completed as of April 1, 1995, combining Parametric Technology Corporation ("the Company") amounts as of April 1, 1995 and Conceptual Design and Rendering System ("CDRS") software business operated by the Design Software Division of Evans & Sutherland Computer Corporation ("Evans & Sutherland") amounts as of March 31, 1995. The aggregate purchase price of $34.1 million has been allocated to assets acquired and liabilities assumed. The aggregate purchase price is subject to a final adjustment based upon the closing balance sheet of CDRS at April 12, 1995. The allocation of the purchase price among the identifiable intangible assets was based upon an independent appraisal of the fair market value of those assets. This appraisal allocated $19.0 million to purchased research and development in process, which has not yet reached technological feasibility and does not have alternative future uses. This amount has been recorded as a pro forma adjustment in accordance with generally accepted accounting principles.

         To prepare the unaudited pro forma combined statement of income, the Company's statement of income for the year ended September 30, 1994 has been presented with the statement of operations of CDRS for the year ended December 30, 1994. Also, the Company's statement of income for the six months ended April 1, 1995 has been presented with the statement of operations of CDRS for the six months ended March 31, 1995. This method of combined reporting is utilized solely for presentation of unaudited combined financial statements. Actual statements of income and operations of the Company and CDRS will be combined from the effective date of the acquisition, with no retroactive restatement.

         The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements of the Company and the historical financial statements of CDRS.

         The unaudited pro forma combined statements of income do not include the $19.0 million write-off of purchased research and development in process arising from this acquisition, as it is a material nonrecurring charge. This charge will be included in the actual consolidated statement of income of the Company in the quarter ending July 1, 1995.

         The following pro forma adjustments have been made to the pro forma combined financial statements.

    A)   Reflects the cash paid to Evans & Sutherland
    B) Reflects the receivable from Evans & Sutherland related to the preliminary purchase price adjustment based upon the terms of the asset purchase agreement
    C) Reflects the adjustment to estimated fair market value of property and equipment
    D) Reflects the allocation of purchase price to purchased computer software
    E) Reflects the allocation of purchase price to the intangible assets of $11.5 million and $7.1 million of deferred tax assets as a result of the write-off of $19.0 million of purchased research and development in process
    F) Reflects the accrual of transaction costs directly attributable to the acquisition
    G)   Reflects the elimination of Evans & Sutherland's equity in CDRS
    H) Reflects the net, after tax impact of the write-off of purchased research and development in process

  I) Reflects the amortization of the purchased computer software over an estimated useful life of three years
  J) Reflects the amortization of the intangible assets, excluding those assets related to purchased research and development in process, over an estimated useful life of seven years
  K) Reflects the estimated reduction in interest income related to the $34.1 million cash payment to Evans & Sutherland
  L) Reflects the tax effect of the pro forma adjustments at the Company's effective tax rate and the estimated tax impact of combining the operations of CDRS with the Company


(c)  Exhibits
     --------

2.1 Audited financial statements for the Conceptual Design and Rendering System Operations of Evans & Sutherland Computer Corporation for the year ended December 30, 1994.

2.2 Unaudited financial statements for the Conceptual Design and Rendering System Operations of Evans & Sutherland Computer Corporation for the three months ended March 31, 1995.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Parametric Technology Corporation



June 22, 1995                        By:  /S/ James F. Kelliher
                                          ------------------------------------
                                          James F. Kelliher
                                          Vice President of Finance
                                          and Assistant Treasurer

                                 EXHIBIT INDEX

Exhibit No.                       Description                             Page
- - -----------                       -----------                             ----

13.1        Annual Report to Stockholders for the fiscal year ended        *
            September 30, 1994 (filed as Exhibit 13.1 to the Annual
            Report on Form 10-K for the fiscal year ended September
            30, 1994, and incorporated herein by reference).

13.2        Quarterly Report on Form 10-Q for the quarter ended April      *
            1, 1995

23.1        Consent of KPMG Peat Marwick LLP; filed herewith               10

99.1        Audited financial statements for the Conceptual Design and     11
            Rendering System Operations of Evans & Sutherland Computer
            Corporation for the year ended December 30, 1994

99.2        Unaudited financial statements for the Conceptual Design       21
            and Rendering System Operations of Evans & Sutherland
            Computer Corporation for the three months ended March
            31, 1995

*  Incorporated by reference